The RBB Fund, Inc.

Bear Stearns Enhanced Income Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated September 26, 2007

to the Prospectus and Statement of Additional Information dated

March 1, 2007

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

At a Meeting held on September 6, 2007, the Board of Directors of the RBB Fund, Inc. (the “Board”) voted to declare a share combination in the form of a 1-for-10 reverse stock split of the outstanding shares of Common Stock of the Bear Stearns Enhanced Income Fund (the “Fund”).

In conjunction with the reverse stock split, the Fund will change one of its primary investment strategies to seeking to maintain a stable net asset value per share. Effective December 7, 2007, any references in the Prospectus and SAI to the Fund’s strategy to “seek to maintain a stable $1.00 net asset value” are hereby replaced with “seek to maintain a stable net asset value.”

Please retain this Supplement for Future Reference.